Exhibit 10.1.2

FIRST AMENDMENT, dated as of February 28, 2007 (this “First Amendment”), to the Credit Agreement, dated as of June 29, 2006 (the “Credit Agreement”), among NMH HOLDINGS, LLC., a Delaware limited liability company (“Holdings”), NATIONAL MENTOR HOLDINGS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Existing Lenders” and, together with the Lenders providing the relevant replacement Tranche B Term Loans (the “Replacement Tranche B Term Loan Lenders”) and the Lenders providing the relevant replacement Credit-Linked Deposits (the “Replacement Institutional L/C Lenders”), the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Existing Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the pricing of the Tranche B Term Loans and the Institutional Letters of Credit under the Credit Agreement; and

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.   Defined Terms.   Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.   Replacement of Tranche B Term Loans and Credit-Linked Deposits.

(a)   The Borrower acknowledges and agrees that (i) it wishes to replace the Tranche B Term Loans with term loans having the same terms except the pricing provided for in this First Amendment and replace the Total Credit-Linked Deposit with cash deposits having the same terms except the pricing provided for in this First Amendment and (ii) with the consent of the Administrative Agent, and having given at least three Business Days’ advance notice to the Tranche B Term Loan Lenders and Institutional L/C Lenders, instead of prepaying the Tranche B Term Loans and borrowing new ones and reducing the Total Credit-Linked Deposit and redepositing cash in order to effect such repricing, it has elected to require the Tranche B Term Loan Lenders and Institutional L/C Lenders not consenting to this First Amendment to assign their Tranche B Term Loans and Credit-Linked Deposits to the Administrative Agent and its designees and to amend with their consent and the consent of Tranche B Term Loan Lenders and Institutional L/C Lenders consenting to this First Amendment the pricing applicable to the Tranche B Term Loans and Total Credit-Linked Deposit as provided for in this First Amendment, all as permitted and contemplated by the last paragraph of Section 10.1 of the Credit Agreement. Each of the Administrative Agent and its designees, and each existing Tranche B Term Loan Lender and Institutional L/C Lender that consents to this First Amendment, shall automatically be deemed to be a Tranche B Term Loan Lender or Institutional L/C Lender, as applicable, under the Credit Agreement as amended hereby and no further action by such Tranche B Term Loan Lender or Institutional L/C Lender shall be required.

(b)   The Administrative Agent and its designees as set forth on the signature pages hereto or in consents hereto (i) severally agree to purchase the Tranche B Term Loans and Credit-Linked Deposits being assigned as contemplated by paragraph (a) of this Section 2 on the First Amendment Effective Date (as defined below) in the respective principal amounts set forth with their signatures on such signature pages or consents and (ii) consent to the amendments to the Credit Agreement contained in this First Amendment. Such purchase shall be made at par. It is agreed, and notwithstanding any provision of the Credit Agreement to the contrary, that $219,776,250.00, $113,297,500.00 and $251,200.00 of the Tranche B Term Loans shall be subject as of the First Amendment Effective Date to an Interest Period ending on March 30, 2007, April 30, 2007, and March 30, 2007, respectively, and that the Eurodollar Rate applicable to such portion of the Tranche B Term Loans for such Interest Periods shall be 5.37%, 5.36% and 5.37% per annum, respectively. The Borrower agrees to pay (i) accrued interest on the Tranche B Term Loans and accrued interest and fees on the Total Credit-Linked Deposit on the First Amendment Effective Date and (ii) any amounts due to the Tranche B Term Loan Lenders and Institutional L/C Lenders that are not Replacement Tranche B Term Loan Lenders or Replacement Institutional L/C Lenders pursuant to Section 2.20(c) of the Credit Agreement, as though the Tranche B Term Loans or Credit-Linked Deposits held by them had been prepaid or reduced on the First Amendment Effective Date; provided that accrued interest on the Total Credit-Linked Deposit payable by the Administrative Agent shall be paid by the Administrative Agent.

(c)   By receiving such purchase price to be made at par, as provided in the last paragraph of Section 10.1 of the Credit Agreement, the Tranche B Term Loan Lenders and Institutional L/C Lenders not consenting to this First Amendment shall automatically be deemed to have assigned their Tranche B Term Loans and Credit-Linked Deposits pursuant to the terms of the form of Assignment and Assumption attached as Exhibit E to the Credit Agreement, and accordingly no other action by such Tranche B Term Loan Lenders and Institutional L/C Lenders shall be required in connection with such assignment or this First Amendment.

3.   Amendments to Section 1.1.

(a)   The definition of “Pricing Grid” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (b) thereof as follows:

(b)   in respect of Tranche B Term Loans:

Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans
2.00%	1.00%

4.   Amendment to Section 2.10.   Section 2.10 of the Credit Agreement is hereby amended by adding the following proviso after the first proviso at the end of the first sentence thereof:

“provided further that, during the period from the First Amendment Effective Date (as defined in the First Amendment to this Agreement, dated as of February 28, 2007) to but excluding the first anniversary of the First Amendment Effective Date, any optional prepayment of the Tranche B Term Loans of any Lender using proceeds of Indebtedness incurred by the Borrower from a substantially concurrent issuance or incurrence of syndicated term loans provided by one or more banks or other financial institutions for which the interest rate payable thereon is lower than the Eurodollar Rate on the date of such optional prepayment plus the Applicable Margin with respect to the Tranche B Term Loans shall be accompanied by payment of a 1% prepayment premium on the principal amount of such Lender’s Tranche B Term Loan prepaid (unless such prepayment  premium is waived by such Lender).”

5.   Amendment to Section 2.24.   Section 2.24 of the Credit Agreement is hereby amended by adding the following proviso after the first proviso at the end of the first sentence of paragraph (d) thereof:

“provided further that, during the period from the First Amendment Effective Date (as defined in the First Amendment to this Agreement, dated as of February 28, 2007) to but excluding the first anniversary of the First Amendment Effective Date, any optional reduction of the Total

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Credit-Linked Deposit using proceeds of Indebtedness incurred by the Borrower (or deposits similar to the Credit-Linked Deposits) from a substantially concurrent issuance or incurrence of syndicated credit facilities provided by one or more banks or other financial institutions for which the interest rate and fees payable thereon is lower than the interest rate of this Section on the date of such optional reduction plus the Credit-Linked Deposit Fee Rate with respect to the Total Credit-Linked Deposit shall be accompanied by payment of a 1% prepayment premium on the deposit amount of such Lender’s Credit-Linked Deposit so reduced (unless such prepayment  premium is waived by such Lender).”

6.   Conditions to Effectiveness of this First Amendment.   This First Amendment shall become effective upon the date (the “First Amendment Effective Date”) when the following conditions are satisfied:

(a)   First Amendment to Credit Agreement.   The Administrative Agent shall have received counterparts of this First Amendment or consents hereto (substantially in the form attached hereto as Exhibit A), duly executed and delivered by the Borrower, the Administrative Agent and sufficient Tranche B Term Loan Lenders and Institutional L/C Lenders  consenting hereto and/or designees of the Administrative Agent so that the Administrative Agent and its designees shall together have sufficient commitments to purchase all of the Tranche B Term Loans of the Tranche B Term Loan Lenders that do not consent to this Amendment and all of the Credit-Linked Deposits of the Institutional L/C Lenders that do not consent to this Amendment.

(b)   Fees.   The Administrative Agent shall have received all fees required to be paid on or before the First Amendment Effective Date pursuant to the Fee Letter among the Administrative Agent, J.P. Morgan Securities Inc., Holdings and the Borrower of even date herewith, and all expenses required to be paid on or before the First Amendment Effective Date for which invoices have been presented.

(c)   Security Documents.   The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party.

(d)   Interest.   The Administrative Agent shall have received in immediately available funds an amount equal to the accrued interest on the Tranche B Term Loans and any amounts payable pursuant to Section 2.20 of the Credit Agreement.

(e)   Closing Certificate.   The Administrative Agent shall have received a certificate of the Borrower, dated the First Amendment Effective Date in a form satisfactory to the Administrative Agent.

7.   Representations and Warranties.

(a)   No Default.   No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to the transactions contemplated herein.

(b)   Representations and Warranties.   Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (after giving effect hereto) as if made on and as of such date (other than representations and warranties which speak only as of a certain date, which representations and warranties shall be made only on such date).

8.   Payment of Expenses.   The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in each case in accordance with Section 10.5(a) of the Credit Agreement.

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9.   Continuing Effect of the Credit Agreement.   This First Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment.

10.   Counterparts.   This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

11.   Severability.   Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.   Integration.   This First Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

13.   GOVERNING LAW.   THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NMH HOLDINGS, LLC
By:
Name: Denis M. Holler
Title: Senior Vice President
NATIONAL MENTOR HOLDINGS, INC., as Borrower
By:
Name: Denis M. Holler
Title: Senior Vice President
JPMORGAN CHASE BANK, N.A., as
Administrative Agent
By:
Name:
Title:

National Mentor First Amendment Signature Page

Signature Page to the First Amendment,

dated February 28, 2007, to the Credit Agreement, dated as of June 29, 2006, among NMH HOLDINGS, LLC, NATIONAL MENTOR HOLDINGS, INC. (the “Borrower”), the several banks and other financial institutions parties thereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders thereunder

Existing Tranche B Term Loan Lenders and Institutional L/C Lenders Consenting to this First Amendment

[NAME OF TRANCHE B TERM LOAN LENDER OR
INSTITUTIONAL L/C LENDER]

Name:
Title:
Principal Amount of its
Existing Tranche B Term Loan or Deposit Amount of its Credit-Linked Deposit: $
Additional Amount of Tranche B
Term Loan or Credit-Linked Deposit to be Purchased by It: $
New Tranche B Term Loan Lenders and Institutional L/C Lenders,
Including Designees of JPMorgan Chase Bank, N.A.

[NAME OF TRANCHE B TERM LOAN LENDER OR
INSTITUTIONAL L/C LENDER]

Name:
Title:
Principal Amount of Tranche B Term
Loans or Credit-Linked Deposit to be Purchased by It: $

EXHIBIT A

FORM OF LENDER CONSENT LETTER

NATIONAL MENTOR HOLDINGS, INC.
CREDIT AGREEMENT
DATED AS OF JUNE 29, 2006

To:                    JPMorgan Chase Bank, N.A.,
as Administrative Agent
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

Reference is made to that certain CREDIT AGREEMENT, dated as of  June 29, 2006 (the “Credit Agreement”; the terms defined therein being used herein as therein defined), among NMH HOLDINGS, LLC (“Holdings”), NATIONAL MENTOR HOLDINGS, INC. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent.

The undersigned, being a Tranche B Term Loan Lender or Institutional L/C Lender, consents to amend the provisions of the Credit Agreement solely on the terms described in the First Amendment, dated as of February 28, 2007, substantially in the form delivered to the undersigned Lender on or prior to the date hereof.

Dated: February , 2007
Very truly yours,

(NAME OF LENDER)
By:
Name:
Title:

Principal Amount of its
Existing Tranche B Term Loan or Credit-Linked Deposit: $

Additional Amount of Tranche B
Term Loan or Credit-Linked Deposit to be Purchased by It: $

EXHIBIT B

ACKNOWLEDGMENT AND CONFIRMATION

1.     Reference is made to First Amendment, dated as of February      , 2007 (the “First Amendment”), to the Credit Agreement, dated as of June 29, 2006 (the “Credit Agreement”), among NMH Holdings, LLC, a Delaware limited liability company, National Mentor Holdings, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Existing Lenders” and, together with the Replacement Tranche B Term Loan Lenders and the Replacement Institutional L/C Lenders (each as defined in the First Amendment), the “Lenders”), JPMorgan Chase Bank, N.A. as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), and the other Agents parties thereto. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.     Each of the parties hereto hereby confirms that the Replacement Tranche B Term Loans and replacement Credit-Linked Deposits made under the Credit Agreement pursuant to the First Amendment are “Obligations” that are guaranteed pursuant to the Guarantee and Security Agreement in accordance with its terms and agrees that such party’s obligations under the Guarantee and Security Agreement shall remain in full force and effect after giving effect to the First Amendment.

3.     THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.     This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NMH HOLDINGS, LLC
By:
Name: Denis M. Holler
Title: Senior Vice President
SUBSIDIARY GUARANTORS
NATIONAL MENTOR, LLC
NATIONAL MENTOR SERVICES, LLC
REM CONSULTING OF OHIO, INC.
CENTER FOR COMPREHENSIVE SERVICES, INC.
FIRST STEP INDEPENDENT LIVING PROGRAM, INC.
HORRIGAN COLE ENTERPRISES, INC.
ILLINOIS MENTOR, INC.
SOUTH CAROLINA MENTOR, INC.
MASSACHUSETTS MENTOR, INC.
OHIO MENTOR, INC.
NATIONAL MENTOR HEALTHCARE, LLC
UNLIMITED QUEST, INC.
LOYD’S LIBERTY HOMES, INC.
FAMILY ADVOCACY SERVICES, LLC
CORNERSTONE LIVING SKILLS, INC.
REM, INC.
REM ARIZONA REHABILITATION, INC.
REM ARROWHEAD, INC.
REM CENTRAL LAKES, INC.
By:
Name: Denis M. Holler
Title: Senior Vice President
REM COLORADO, INC.
REM COMMUNITY OPTIONS, INC.
REM COMMUNITY PAYROLL SERVICES, LLC
REM CONNECTICUT COMMUNITY SERVICES, INC.
REM CONSULTING & SERVICES, INC.
REM DEVELOPMENTAL SERVICES, INC.
REM HEALTH, INC.
REM HEALTH OF IOWA, INC,
REM HEALTH OF WISCONSIN, INC.
MENTOR MARYLAND, INC.
REM HEALTH OF NEBRASKA, LLC
REM HEALTH OF WISCONSIN II, INC.
REM HEARTLAND, INC.
REM HENNEPIN, INC.

REM HOME HEALTH, INC.
REM INDIANA, INC.
REM INDIANA COMMUNITY SERVICES, INC.
REM INDIANA COMMUNITY SERVICES II, INC.
REM IOWA COMMUNITY SERVICES, INC.
REM IOWA, INC.
REM MANAGEMENT, INC.
REM MARYLAND, INC.
REM MINNESOTA COMMUNITY SERVICES, INC.
REM MINNESOTA, INC.
REM NEVADA, INC.
REM NEW JERSEY, INC.
REM NORTH DAKOTA, INC.
REM NORTH STAR, INC.
REM OHIO, INC.
REM OHIO WAIVERED SERVICES, INC.
REM PENNSYLVANIA COMMUNITY SERVICES, INC.
REM RAMSEY, INC.
REM RIVER BLUFFS, INC.
REM SOUTH CENTRAL SERVICES, INC.
REM SOUTHWEST SERVICES, INC.
REM UTAH, INC.
REM WEST VIRGINIA, INC.
BY:
Name: Denis M. Holler
Title: Senior Vice President
REM WISCONSIN, INC.
REM WISCONSIN II, INC.
REM WISCONSIN III, INC.
REM WOODVALE, INC.
NATIONAL MENTOR SERVICES, INC.
MENTOR MANAGEMENT, INC.
NATIONAL MENTOR HOLDINGS, LLC
ROCKLAND CHILD DEVELOPMENT SERVICES, INC.
BY:
Name: Denis M. Holler
Title: Senior Vice President